Consolidated Statements of Operations (USD $)	12 Months Ended
	Mar. 31, 2012		Mar. 31, 2011
REVENUE
NET SALES	$ 72,692		$ 82,715
COST OF SALES	26,816		34,639
GROSS PROFIT	45,876		48,076
OPERATING EXPENSES:
Payroll expenses	15,731		15,640
Professional fees	13,318		825
Rent expense	19,216		20,648
General and administrative expenses	7,346		9,186
Total operating expenses	55,611		46,299
INCOME (LOSS) BEFORE INCOME TAXES	(9,735)		1,777
INCOME TAXES	0		0
NET INCOME (LOSS)	(9,735)	[1]	1,777
Pro Forma Financial Information:
Income (Loss) Before Income Taxes	(9,735)		1,777
Pro Forma Income Tax Provision	0		(604)
Pro Forma Net Income (Loss)	$ (9,735)		$ 1,173
NET LOSS PER COMMON SHARE
- BASIC AND DILUTED:	$ 0.00		$ 0.00
Weighted common shares outstanding
- basic and diluted	10,065,062		10,000,000

[1]	Net income for the period from Aprl 1, 2011 through January 30, 2012 was $3,301; Additional Net income (loss) for the period from April 1, 2011 to March 31, 2012 was $(13,036)